THE WESTPORT FUNDS
                       SUPPLEMENT DATED SEPTEMBER 15, 2003
                       TO THE PROSPECTUS DATED MAY 1, 2003

Effective September 15, 2003, the first paragraph of the section "General Purchase Policies" on page 16 of the Prospectus is replaced by the following:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

o    Name;
o    Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o    Social  security  number,   taxpayer   identification   number,   or  other
     identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Effective October 1, 2003, federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE